COMMITMENTS	12 Months Ended
Mar. 31, 2015
COMMITMENTS [Abstract]
COMMITMENTS

11. COMMITMENTS

We have exclusive and worldwide rights to patents and patent applications obtained through a license agreement with Vineland Research and Innovations Centre, Inc. entered into in August 2012 and amended in October 2013 (the “Vineland License”). The patent family includes an issued U.S. patent, an issued European Union patent, and an issued Canadian patent. On October 10, 2013, we entered into an amendment to the Vineland License, pursuant to which Vineland agreed to license to us an additional patent application and to pay up to $50,000 in patent prosecution cost related to the new patent application. The patents and patent applications covered by the Vineland License relate to microbial production of steviol and steviol glycosides. The Vineland License has an initial term of 10 years and may be renewed by us for additional two-year terms until all licensed patents have expired. Pursuant to the Vineland License, we agreed to total cash fees due and payable within the first year of the agreement of $50,000, all of which have been paid and recorded as expenses. In addition to these cash fees, we will owe royalties of 0.5% of the sale price of products developed using the intellectual property, and in the third year and all subsequent years of the Vineland License the Company will owe a minimum annual royalty of $10,000.